                                   PROSPECTUS

                           FLEXIBLE PURCHASE PAYMENT
                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                        OHIO NATIONAL VARIABLE ACCOUNT A
                    THE OHIO NATIONAL LIFE INSURANCE COMPANY
                               One Financial Way
                             Montgomery, Ohio 45242
                            Telephone (800) 667-3078

This prospectus offers a variable annuity contract allowing you to accumulate values and paying you benefits on a variable and/or fixed basis.

Variable annuities provide contract values and lifetime annuity payments that vary with the investment results of the Funds you choose. You cannot be sure that the contract value or annuity payments will equal or exceed your purchase payments.

The variable annuity contracts are designed for:

- annuity purchase plans adopted by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (the "Code"), qualifying for tax-deferred treatment pursuant to Section 403(b) of the Code,

- other employee pension or profit-sharing trusts or plans qualifying for tax-deferred treatment under Section 401(a), 401(k) or 403(a) of the Code,

- individual retirement annuities qualifying for tax-deferred treatment under
  Section 408 or 408A of the Code,

- state and municipal deferred compensation plans and

- non-tax-qualified retirement plans.

The minimum initial purchase payment is $5,000 ($2,000 for IRAs). You may make additional payments of at least $500 at any time ($300 for payroll deduction plans). We may limit your total purchase payments to $1,500,000. For each payment you make, we will credit an extra 4% of that amount to your contract value. The total expenses for this contract may be higher than the expenses for a similar contract not paying an extra credit. Over time, the value of the extra credit could be more than offset by the higher charges.


You may direct the allocation of your purchase payments to one or more (but not more than 10) subaccounts of Ohio National Variable Account A ("VAA") and/or the Guaranteed Account (if available). VAA is a separate account of The Ohio National Life Insurance Company. The assets of VAA are invested in shares of the Funds. The Funds are portfolios of Ohio National Fund, Inc., the Dow Target Variable Fund LLC, Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Fund, First American Insurance Portfolios, Inc., Goldman Sachs Variable Insurance Trust, Janus Aspen Series, J.P. Morgan Series Trust II, Lazard Retirement Series, Inc., MFS Variable Insurance Trust, PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, The Prudential Series Fund, Inc., Royce Capital Fund, Salomon Brothers Variable Series Funds Inc, Strong Variable Insurance Funds, Inc., UBS Series Trust, and Van Kampen Universal Institutional Funds. See page 2 for the list of available Funds. See also the accompanying prospectuses of the Funds. The Fund prospectuses might also contain information about funds that are not available for these contracts.


You may withdraw all or part of the contract's value before annuity payments begin. You might incur federal income tax penalties for these early withdrawals. We may charge you a surrender charge up to 9% of the amount withdrawn. You may withdraw up to 10% of the contract value each year without this charge. Your exercise of contract rights may be subject to the terms of your qualified employee trust or annuity plan. This prospectus contains no information concerning your trust or plan.

You may revoke the contract, without penalty, within 10 days of receiving it (or a longer period if required by state law).

KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT SETS FORTH THE INFORMATION ABOUT VAA AND THE VARIABLE ANNUITY CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT VAA HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2003. WE HAVE INCORPORATED THE STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE. IT IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING OR CALLING US AT THE ABOVE ADDRESS. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION IS ON THE BACK PAGE OF THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE CURRENT FUND PROSPECTUSES.

FORM 8598                         MAY 1, 2003

                   "ONCORE" FLEXIBLE PREMIUM VARIABLE ANNUITY

                    THE OHIO NATIONAL LIFE INSURANCE COMPANY

        SUPPLEMENT DATED MAY 2, 2003 TO THE PROSPECTUS DATED MAY 1, 2003

     The Optional Guaranteed Minimum Accumulation Benefit ("GMAB") described in this prospectus is not available at this time.

                               TABLE OF CONTENTS


Available Funds..........................      2
Fee Table................................      4
  Financial Statements...................      5
Accumulation Unit Values.................      5
  Ohio National Life.....................     10
  Ohio National Variable Account A.......     10
  The Funds..............................     10
  Mixed and Shared Funding...............     11
  Voting Rights..........................     11
Distribution of Variable Annuity
  Contracts..............................     12
Deductions and Expenses..................     12
  Surrender Charge.......................     12
  Contract Administration Charge.........     12
  Deduction for Administrative
     Expenses............................     12
  Deduction for Risk Undertakings........     13
  Transfer Fee...........................     13
  Deduction for State Premium Tax........     13
  Fund Expenses..........................     13
Description of Variable Annuity
  Contracts..............................     13
  10-Day Free Look.......................     13
Accumulation Period......................     14
  Purchase Payments......................     14
  Extra Credit...........................     14
  Accumulation Units.....................     14
  Crediting Accumulation Units...........     14
  Allocation of Purchase Payments........     15
  Optional Asset Allocation Models.......     15
  Accumulation Unit Value and
     Accumulation Value..................     15
  Net Investment Factor..................     15
  Surrender and Withdrawal...............     16
  Transfers among Subaccounts............     16
  Electronic Access......................     17
  Scheduled Transfers (Dollar Cost
     Averaging)..........................     17
  Portfolio Rebalancing..................     17
  Optional Guaranteed Minimum
     Accumulation Benefit ("GMAB").......     18
  Nursing Facility Confinement...........     18
  Optional Death Benefit.................     18
  Guaranteed Account.....................     20
  Ohio National Life Employee Discount...     20
Annuity Period...........................     21
  Annuity Payout Date....................     21
  Annuity Options........................     21
  Determination of Amount of the First
     Variable Annuity Payment............     21
  Annuity Units and Variable Payments....     22
  Transfers During Annuity Payout........     22
  Optional Guaranteed Minimum Income
     Benefit ("GMIB")....................     22
Other Contract Provisions................     23
  Assignment.............................     23
  Reports and Confirmations..............     23
  Substitution for Fund Shares...........     23
  Contract Owner Inquiries...............     24
  Performance Data.......................     24
Federal Tax Status.......................     24
  Tax-Deferred Annuities.................     25
  Qualified Pension or Profit-Sharing
     Plans...............................     26
  Withholding on Distribution............     26
  Individual Retirement Annuities
     (IRAs)..............................     26
IRA Disclosure Statement.................     27
  Free Look Period.......................     27
  Eligibility Requirements...............     27
  Contributions and Deductions...........     27
  IRA for Non-working Spouse.............     28
  Rollover Contribution..................     29
  Premature Distributions................     29
  Distribution at Retirement.............     29
  Inadequate Distributions -- 50% Tax....     29
  Death Benefits.........................     30
  Roth IRAs..............................     30
  Savings Incentive Match Plan for
     Employees (SIMPLE)..................     30
  Reporting to the IRS...................     31
Illustration of IRA Fixed
  Accumulations..........................     31
Statement of Additional Information
  Contents...............................     31


                                AVAILABLE FUNDS

The investment adviser for Ohio National Fund, Inc. and Dow Target Variable Fund LLC is their affiliate, Ohio National Investments, Inc. Subadvisers for certain portfolios are shown below in parentheses.


OHIO NATIONAL FUND, INC.                               INVESTMENT ADVISER (SUBADVISER)
Money Market Portfolio                                 Ohio National Investments, Inc.
Equity Portfolio                                       (Legg Mason Funds Management, Inc.)
Bond Portfolio                                         Ohio National Investments, Inc.
Omni Portfolio (an asset allocation fund)              (Suffolk Capital Management, LLC)
S&P 500 Index(R) Portfolio                             Ohio National Investments, Inc.
International Portfolio                                (Federated Global Investment Management Corp.)
International Small Company Portfolio                  (Federated Global Investment Management Corp.)
Capital Appreciation Portfolio                         (Jennison Associates LLC)
Discovery (formerly called Small Cap) Portfolio        (Founders Asset Management LLC)
Aggressive Growth Portfolio                            (Janus Capital Management LLC)
Mid Cap Opportunity (formerly Growth & Income)         (RS Investment Management Co., L.P.)
  Portfolio
Capital Growth Portfolio                               (RS Investment Management Co., L.P.)
High Income Bond Portfolio                             (Federated Investment Counseling)
Blue Chip Portfolio                                    (Federated Investment Counseling)
Small Cap Growth (formerly called Core Growth)         (UBS Global Asset Management (New York), Inc.)
  Portfolio
Nasdaq-100(R) Index Portfolio                          Ohio National Investments, Inc.

Bristol Portfolio (large cap stocks)                   (Suffolk Capital Management, LLC)
Bryton Growth Portfolio (small/mid cap stocks)         (Suffolk Capital Management, LLC)


FORM 8598


THE DOW(SM) TARGET VARIABLE FUND LLC
The Dow Target 10 Portfolios                           (First Trust Advisors, L.P.)
The Dow Target 5 Portfolios                            (First Trust Advisors, L.P.)

DREYFUS VARIABLE INVESTMENT FUND (SERVICE SHARES)
Appreciation Portfolio                                 (Fayez Sarofim & Co.)

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (SERVICE CLASS 2)
VIP Contrafund(R) Portfolio (a value fund)             Fidelity Management & Research Company
VIP Mid Cap Portfolio                                  Fidelity Management & Research Company
VIP Growth Portfolio                                   Fidelity Management & Research Company

*FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (CLASS
  IB)
Corporate Bond Portfolio                               U.S. Bancorp Asset Management, Inc.
Equity Income Portfolio                                U.S. Bancorp Asset Management, Inc.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs Growth and Income Fund                   Goldman Sachs Asset Management, L.P.
Goldman Sachs CORE(SM) U.S. Equity Fund                Goldman Sachs Asset Management, L.P.
Goldman Sachs Capital Growth Fund                      Goldman Sachs Asset Management, L.P.

JANUS ASPEN SERIES (SERVICE SHARES)
Growth Portfolio                                       Janus Capital Management LLC
International Growth Portfolio                         Janus Capital Management LLC
Worldwide Growth Portfolio                             Janus Capital Management LLC
Balanced Portfolio                                     Janus Capital Management LLC

J.P. MORGAN SERIES TRUST II
JPMorgan Mid Cap Value Portfolio                       Robert Fleming, Inc.
JPMorgan Small Company Portfolio                       J.P. Morgan Investment Management Inc.

LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Small Cap Portfolio                  Lazard Asset Management LLC
Lazard Retirement Emerging Markets Portfolio           Lazard Asset Management LLC

MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE
  CLASS)
MFS Investors Growth Stock Series                      Massachusetts Financial Services Company
MFS Mid Cap Growth Series                              Massachusetts Financial Services Company
MFS New Discovery Series                               Massachusetts Financial Services Company
MFS Total Return Series                                Massachusetts Financial Services Company

PBHG INSURANCE SERIES FUND
PBHG Technology & Communications Portfolio             Pilgrim Baxter & Associates, Ltd.

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE
  SHARES)
Real Return Portfolio                                  Pacific Investment Management Company LLC
Total Return Portfolio                                 Pacific Investment Management Company LLC
Global Bond Portfolio                                  Pacific Investment Management Company LLC

THE PRUDENTIAL SERIES FUND, INC.
Jennison Portfolio (a growth stock fund)               Jennison Associates LLC
Jennison 20/20 Focus Portfolio (a value and            Jennison Associates LLC
  growth fund)

ROYCE CAPITAL FUND
Royce Small-Cap Portfolio                              Royce & Associates, LLC
Royce Micro-Cap Portfolio                              Royce & Associates, LLC

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
All Cap Fund (formerly named Capital Fund)             Salomon Brothers Asset Management Inc
Total Return Fund                                      Salomon Brothers Asset Management Inc
Investors Fund (a capital value and growth fund)       Salomon Brothers Asset Management Inc

STRONG VARIABLE INSURANCE FUNDS, INC.
Strong Mid Cap Growth Fund II                          Strong Capital Management, Inc.
Strong Opportunity Fund II (a mid cap/small cap        Strong Capital Management, Inc.
  fund)

UBS SERIES TRUST
Tactical Allocation Portfolio                          UBS Global Asset Management (US) Inc.

VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS (CLASS
  II)
Core Plus Fixed Income (formerly Fixed Income)         Van Kampen**
  Portfolio
U.S. Real Estate Portfolio                             Van Kampen**


 * The First American Insurance Portfolios, Inc. are available only in contracts sold through affiliates of their investment adviser.

** Morgan Stanley Investment Management Inc., the investment adviser to these portfolios, does business in certain instances as Van Kampen.


FORM 8598

                                   FEE TABLE

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES YOU WILL PAY WHEN YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS (FUNDS). STATE PREMIUM TAXES MAY ALSO BE DEDUCTED IF APPLICABLE.

CONTRACT OWNER TRANSACTION EXPENSES                               YEARS        CHARGE
-----------------------------------                               -----        ------
Deferred Sales Load (this "surrender charge" is a percentage of value withdrawn; the percentage varies with the number of
years from purchase payments to which values relate)               1st            9%
                                                                   2nd            8%
                                                                   3rd            7%
                                                                   4th            6%
                                                                   5th            5%
                                                                   6th            4%
                                                                   7th            2%
                                                                   8th            1%
                                                              9th and later       0%
Exchange ("transfer") Fee (currently no charge for the first
  12 transfers each contract year)                                      $10

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES YOU WILL PAY PERIODICALLY WHILE YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT FEE (no fee if your contract value exceeds $50,000)          $30

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value or death benefit amount)


Mortality and Expense Risk Fees                                                                          1.15%
Account Expenses                                                                                         0.25%
Total Separate Account Annual Expenses (without optional added benefits)                                 1.40%

Optional Annual Stepped-up Death Benefit                                                                 0.10%
Optional Enhanced Death Benefit ("GEB")                                                                  0.30%
Optional Guaranteed Minimum Income Benefit ("GMIB") (percentage of guaranteed income base)               0.45%
Optional Guaranteed Minimum Accumulation Benefit ("GMAB") (percentage of original account balance)       0.20%
Total Separate Account Annual Expenses with all four optional added benefits                             2.45%



If you choose any of the optional benefits, the additional charges are made on each contract anniversary. For the optional annual stepped-up death benefit, that charge is based on the death benefit amount which may be greater than the account value. In that event, the expenses shown as a percentage of death benefit would be a larger percentage of the average account value and the amounts shown in the examples would be larger. If you choose the optional GEB, the charge is 0.15% or 0.30% (0.30% or 0.60% if you are age 71 to 75 when the contract is issued) of the average variable account value. If you choose the optional GMIB, the charge is based on the guaranteed income base which may be greater than the contract value when the charge is made. In that event, amounts shown in the examples would be larger. The table and examples assume purchase of all available optional benefits. The total expenses shown above and in the examples will be less if you do not purchase all available options. See Death Benefit, Optional Guaranteed Minimum Income Benefit ("GMIB") and Optional Guaranteed Accumulation Benefit ("GMAB") for details.


THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES INCURRED BY THE FUNDS DURING THE TIME YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


TOTAL ANNUAL FUND OPERATING EXPENSES (expenses deducted from
Fund assets, including management fees, distribution (12b-1)
fees and other Fund operating expenses)                        0.45%      3.92%


FORM 8598

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND FUND FEES AND EXPENSES FOR THE MOST EXPENSIVE AVAILABLE FUND.


THE EXAMPLE ASSUMES YOU INVEST $10,000 IN THE CONTRACT FOR THE PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF THE MOST EXPENSIVE AVAILABLE FUND. THE EXAMPLE ASSUMES YOU HAVE SELECTED ALL THE AVAILABLE OPTIONAL BENEFITS AND THE COSTS FOR THOSE BENEFITS ARE BASED ON CONTRACT VALUES OR DEATH BENEFIT AMOUNTS FOR A CONTRACT EXPERIENCING THE ASSUMED ANNUAL INVESTMENT RETURN OF 5%. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,467   $2,590    $3,688     $6,333


(2) IF YOU ANNUITIZE AT THE END OF THE APPLICABLE PERIOD, OR IF YOU DO NOT SURRENDER YOUR CONTRACT:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $659    $1,960    $3,238     $6,333


FINANCIAL STATEMENTS

The complete financial statements of VAA and Ohio National Life, including the Independent Auditors' Reports for them, are included in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES

This series of variable annuity contracts began on December 1, 1999. Since then, the following changes have been made to available Funds:

January 3, 2000            Ohio National Fund Discovery (formerly called Small Cap) and
                           Aggressive Growth portfolios and Prudential Series Fund
                           portfolios added
May 1, 2000                Ohio National Fund Core Growth and Nasdaq-100 Index
                           portfolios, Janus Aspen Series Service Shares portfolios,
                           PBHG Technology & Communications portfolio and Fidelity
                           Variable Insurance Products portfolios added; Janus Aspen
                           Series Institutional Shares portfolios and Van Kampen
                           (formerly called Morgan Stanley) Universal Institutional
                           Funds Value and Emerging Markets Debt portfolios
                           discontinued for new contracts
September 15, 2000         UBS Series (formerly called Mitchell Hutchins or Brinson
                           Series) Strategic Income and Small Cap portfolios
                           discontinued for new contracts
March 19, 2001             Strong Multi Cap Value II (formerly called Strong Schafer
                           Value Fund II) discontinued for new contracts
October 26, 2001           UBS Series (formerly called Mitchell Hutchins or Brinson
                           Series) Growth & Income portfolio discontinued for new
                           contracts; Brinson Growth & Income, Small Cap and Strategic
                           Income portfolios merged into Alliance Variable Products
                           Series Growth & Income, Quasar and Global Bond portfolios, respectively.
November 1, 2001           JPMorgan Mid Cap Value portfolio and MFS Variable Insurance
                           Trust funds added
December 17, 2001          First American Insurance Portfolios ("FAIP") Corporate Bond
                           portfolio replaced Ohio National Fund Strategic Income
                           portfolio and FAIP Equity Income portfolio replaced Ohio
                           National Fund Relative Value portfolio and Firstar Growth &
                           Income portfolio through mergers.
May 1, 2002                Ohio National Fund Bristol and Bryton Growth portfolios
                           added.

FORM 8598


August 1, 2002             PIMCO Variable Insurance Trust Portfolios added.
May 1, 2003                Dreyfus Variable Investment Fund Appreciation portfolio and
                           Royce Capital Fund portfolios added; The Dow Target Variable
                           Fund LLC Quarterly portfolios replaced monthly portfolios
                           through mergers, Van Kampen Universal Institutional Funds
                           (Class I) Core Plus Fixed Income and U.S. Real Estate
                           portfolios discontinued for new contracts, and Van Kampen
                           Universal Institutional Funds (Class II) Core Plus Fixed
                           Income and U.S. Real Estate portfolios added for new
                           contracts


OHIO NATIONAL FUND:

                                           YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                           DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                           -----------    -----------------    -------------    ---------------
Money Market                                  1999             $10.00             $10.62              16,673
                                              2000              10.62              11.14             335,458
                                              2001              11.14              11.41           2,560,944
                                              2002              11.41              11.40           3,967,690
Equity                                        1999              10.00              10.80             103,023
                                              2000              10.80               9.95           2,676,002
                                              2001               9.95               8.98           4,944,037
                                              2002               8.98               7.20           5,186,993
Bond                                          2000              10.00              10.58             115,487
                                              2001              10.58              11.31             897,927
                                              2002              11.31              12.12           1,798,295
Omni                                          2000              10.00               8.65             138,561
                                              2001               8.65               7.42             202,433
                                              2002               7.42               5.65             196,176
S&P 500 Index                                 1999              10.00              13.80              19,198
                                              2000              13.80              12.30             330,940
                                              2001              12.30              10.51           1,463,282
                                              2002              10.51               8.02           1,486,199
International                                 1999              10.00              15.44               1,662
                                              2000              15.44              11.85              58,458
                                              2001              11.85               8.23             538,177
                                              2002               8.23               6.44             153,208
International Small Company                   2000              10.00              10.38              76,331
                                              2001              10.38               7.24              96,639
                                              2002               7.24               6.07             135,773
Capital Appreciation                          1999              10.00              10.33               3,443
                                              2000              10.33              13.39              54,030
                                              2001              13.39              14.49             572,224
                                              2002              14.49              11.41             853,498
Discovery                                     2000              10.00               9.32             407,438
                                              2001               9.32               7.50             733,425
                                              2002               7.50               4.97             753,989
Aggressive Growth                             2000              10.00               7.58             213,185
                                              2001               7.58               5.09             257,022
                                              2002               5.09               3.62             279,017
Mid Cap Opportunity                           1999              10.00              14.87               2,199
                                              2000              14.87              13.45             546,889
                                              2001              13.45              11.54             461,170
                                              2002              11.54               8.47             376,288

FORM 8598

                                           YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                           DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                           -----------    -----------------    -------------    ---------------
Capital Growth                                1999             $10.00             $30.94              15,448
                                              2000              30.94              22.58             270,986
                                              2001              22.58              19.01             361,869
                                              2002              19.01              10.86             337,868
High Income Bond                              1999              10.00               9.95               3,058
                                              2000               9.95               9.12              63,828
                                              2001               9.12               9.38             276,289
                                              2002               9.38               9.61             514,987
Blue Chip                                     2000              10.00              10.56              64,820
                                              2001              10.56               9.98             261,426
                                              2002               9.98               7.93             474,853
Small Cap Growth                              2000              10.00               7.72              34,647
                                              2001               7.72               4.61             108,841
                                              2002               4.61               3.22             124,440
Nasdaq-100 Index                              2000              10.00               6.03             270,986
                                              2001               6.03               4.01             514,531
                                              2002               4.01               2.48             673,042
Bristol                                       2002              10.00               7.83               5,313
Bryton Growth                                 2002              10.00               6.82               6,525
FIRST AMERICAN INSURANCE PORTFOLIOS:
Corporate Bond                                2000              10.00              10.28                 581
                                              2001              10.28              10.97              28,202
                                              2002              10.97              11.48              55,735
Equity Income                                 2001              10.04               9.14             182,743
                                              2002               9.14               7.45             199,422
GOLDMAN SACHS VARIABLE INSURANCE TRUST:
Goldman Sachs Growth & Income                 2000              10.00               8.65              75,055
                                              2001               8.65               7.73             235,382
                                              2002               7.73               6.76             295,724
Goldman Sachs CORE U.S. Equity                1999              10.00              12.49               7,270
                                              2000              12.49              11.13              49,745
                                              2001              11.13               9.66             231,011
                                              2002               9.66               7.44             210,179
Goldman Sachs Capital Growth                  1999              10.00              14.03                  37
                                              2000              14.03              12.73              62,243
                                              2001              12.73              10.74             142,219
                                              2002              10.74               8.02             173,153
JANUS ASPEN SERIES (INSTITUTIONAL
  SHARES):
Growth                                        1999              10.00              16.41              37,224
                                              2000              16.41              13.83             425,289
                                              2001              13.83              10.26             329,196
                                              2002              10.26               7.44             221,111
International Growth                          1999              10.00              17.75              16,246
                                              2000              17.75              14.71             129,827
                                              2001              14.71              11.14             108,231
                                              2002              11.14               8.17              79,167
Worldwide Growth                              1999              10.00              17.04               6,228
                                              2000              17.04              14.17             258,571
                                              2001              14.17              10.84             225,665
                                              2002              10.84               7.96             168,250

FORM 8598

                                           YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                           DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                           -----------    -----------------    -------------    ---------------
Balanced                                      1999             $10.00             $14.53               6,426
                                              2000              14.53              14.01             281,520
                                              2001              14.01              13.17             267,010
                                              2002              13.17              12.15             176,260
JANUS ASPEN SERIES (SERVICE SHARES):
Growth                                        2000              10.00               8.08           1,415,453
                                              2001               8.08               5.98           2,442,837
                                              2002               5.98               4.32           2,052,917
International Growth                          2000              10.00               7.88             502,604
                                              2001               7.88               5.95             982,000
                                              2002               5.95               4.36           2,998,591
Worldwide Growth                              2000              10.00               7.98           1,220,514
                                              2001               7.98               6.09           2,395,604
                                              2002               6.09               4.46           3,982,164
Balanced                                      2000              10.00               9.72             994,302
                                              2001               9.72               9.12           2,354,358
                                              2002               9.12               8.40           2,937,078
J.P. MORGAN SERIES TRUST II:
JPMorgan Small Company                        1999              10.00              11.87               1,352
                                              2000              11.87              10.38              33,508
                                              2001              10.38               9.41             132,426
                                              2002               9.41               7.27             206,205
JPMorgan Mid Cap Value                        2001              10.00              10.96               4,270
                                              2002              10.96              10.89             126,635
LAZARD RETIREMENT SERIES:
Lazard Retirement Small Cap                   2000              10.00              11.09              11,770
                                              2001              11.09              12.97             195,238
                                              2002              12.97              10.53             463,842
Lazard Retirement Emerging Markets            2000              10.00               8.14              22,177
                                              2001               8.14               7.62              12,782
                                              2002               7.62               7.41             214,181
MFS VARIABLE INSURANCE TRUST:
MFS Investors Growth Stock                    2001              10.00              10.71               2,756
                                              2002              10.71               7.63              23,728
MFS Mid Cap Growth                            2001              10.00              11.10               4,291
                                              2002              11.10               6.19              27,359
MFS New Discovery                             2001              10.00              11.55               1,610
                                              2002              11.55               7.77              17,239
MFS Total Return                              2001              10.00              10.25              15,070
                                              2002              10.25               9.57             466,512
PBHG INSURANCE SERIES FUND, INC.:
Technology & Communications                   2000              10.00               5.33             215,666
                                              2001               5.33               2.51             701,061
                                              2002               2.51               1.14             647,284
PIMCO VARIABLE INSURANCE TRUST:
Real Return                                   2002              10.00              10.66             338,497
Total Return                                  2002              10.00              10.42             297,287
Global Bond                                   2002              10.00              10.68              17,584

FORM 8598

                                           YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                           DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                           -----------    -----------------    -------------    ---------------
PRUDENTIAL SERIES FUND:
Jennison                                      2000             $10.00             $ 8.57             113,643
                                              2001               8.57               6.88             308,693
                                              2002               6.88               4.67             353,812
Jennison 20/20 Focus                          2000              10.00               9.72               9,244
                                              2001               9.72               9.46              26,650
                                              2002               9.46               7.22              54,142
SALOMON BROTHERS VARIABLE SERIES FUNDS:
All Cap                                       2000              10.00              14.98              27,796
                                              2001              14.98              15.05             175,876
                                              2002              15.05              11.12             250,504
Total Return                                  2000              10.00              10.58               7,831
                                              2001              10.58              10.35             143,967
                                              2002              10.35               9.51             218,416
Investors                                     1999              10.00              11.16                 596
                                              2000              11.16              12.68              14,718
                                              2001              12.68              11.98              88,848
                                              2002              11.98               9.09             106,559
STRONG VARIABLE INSURANCE FUNDS:
Strong Mid Cap Growth II                      1999              10.00              21.58               9,305
                                              2000              21.58              18.13             594,176
                                              2001              18.13              12.38             763,291
                                              2002              12.38               7.62             626,229
Strong Opportunity II                         2000              10.00              13.35             192,484
                                              2001              13.35              12.67             534,528
                                              2002              12.67               9.15             596,327
Strong Multi Cap Value II                     2000              10.00               9.57              14,931
                                              2001               9.57               9.82              63,207
                                              2002               9.82               7.44              52,316
UBS SERIES TRUST:
Tactical Allocation                           1999              10.00              10.47               2,261
                                              2000              10.47              10.10             115,408
                                              2001              10.10               8.71             416,163
                                              2002               8.71               6.62             419,260
VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS
  (CLASS I):
Core Plus Fixed Income                        1999              10.44              10.14                 976
                                              2000              10.14              11.11               3,582
                                              2001              11.11              11.97               3,512
                                              2002              11.97              12.67               3,142
Value                                         2000               8.59              10.50               6,941
                                              2001              10.50              10.59              15,876
                                              2002              10.59               8.13              14,377
U.S. Real Estate                              2000               8.69              11.08               3,126
                                              2001              11.08              12.00               3,123
                                              2002              12.00              11.74           1,277,332
Emerging Markets Debt                         2000               8.57               9.42                 761
                                              2001               9.42              10.23               2,379
                                              2002              10.23              11.01               2,122

FORM 8598

                                           YEAR ENDED       UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS
                                           DECEMBER 31    BEGINNING OF YEAR     END OF YEAR     AT END OF YEAR
                                           -----------    -----------------    -------------    ---------------
ALLIANCE VARIABLE INSURANCE PRODUCTS
  SERIES:
Growth & Income                               2001             $10.00             $ 9.73             116,164
                                              2002               9.73               7.46              76,208
Quasar                                        2001              10.00              11.52               6,064
                                              2002              11.52               7.72               2,407
Global Bond                                   2001              10.00               9.29              19,926
                                              2002               9.29              10.68              17,308
FIDELITY VARIABLE INSURANCE PRODUCTS
  FUND:
VIP Contrafund                                2000              10.00               9.23             179,099
                                              2001               9.23               7.96             529,099
                                              2002               7.96               7.10             888,668
VIP Mid Cap                                   2000              10.00              11.15             273,279
                                              2001              11.15              10.61             818,683
                                              2002              10.61               9.41             982,822
VIP Growth                                    2000              10.00               8.45           1,076,275
                                              2001               8.45               6.85           1,355,448
                                              2002               6.85               4.71           1,208,959

OHIO NATIONAL LIFE

Ohio National Life was organized under the laws of Ohio on September 9, 1909. We write life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently we have assets of approximately $11.2 billion and equity of approximately $900 million. Our home office is located at One Financial Way, Montgomery, Ohio 45242. We are a stock life insurance company ultimately owned by a mutual insurance holding company (Ohio National Mutual Holdings, Inc.). Our policyholders own the majority voting interest of the holding company.

OHIO NATIONAL VARIABLE ACCOUNT A

We established VAA on August 1, 1969 as a separate account for funding variable annuity contracts. Purchase payments for the variable annuity contracts are allocated to one or more subaccounts of VAA. However, contract values may not be allocated to more than 10 variable subaccounts at any one time. Income, gains and losses, whether or not realized, from assets allocated to VAA are credited to or charged against VAA without regard to our other income, gains or losses. The assets maintained in VAA will not be charged with any liabilities arising out of any of our other business. Nevertheless, all obligations arising under the contracts, including the commitment to make annuity payments, are our general corporate obligations. Accordingly, all our assets are available to meet our obligations under the contracts. VAA is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the subaccounts of VAA are invested at net asset value in Fund shares. Values of other contracts not offered through this prospectus are also allocated to VAA, including some subaccounts that are not available for these contracts.

THE FUNDS

The Funds are mutual funds registered under the Investment Company Act 1940. Fund shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to qualified plans. The value of each Fund's investments fluctuates daily and is subject to the risk that Fund management may not anticipate or make changes necessary in the investments to meet changes in economic conditions.

FORM 8598

The Funds receive investment advice from their investment advisers. The Funds pay each of the investment advisers a fee as shown in the prospectus for each Fund. In some cases, the investment adviser pays part of its fee to a subadviser.

Affiliates of certain Funds may compensate us based upon a percentage of the Fund's average daily net assets that are allocated to VAA. These percentages vary by Fund. This is intended to compensate us for administrative and other services we provide to the Funds and their affiliates.

For additional information concerning the Funds, including their fees, expenses and investment objectives, see the Fund prospectuses. Read them carefully before investing. They may contain information about other funds that are not available as investment options for these contracts. You cannot be sure that any Fund will achieve its stated objectives and policies.

The investment policies, objectives and/or names of some of the Funds may be similar to those of other investment companies managed by the same investment adviser or subadviser. However, similar funds often do not have comparable investment performance. The investment results of the Funds may be higher or lower than those of the other funds.

MIXED AND SHARED FUNDING

In addition to being offered to VAA, certain Fund shares are offered to our other separate accounts for variable annuity contracts and a separate account of Ohio National Life Assurance Corporation for variable life insurance contracts. Fund shares may also be offered to other insurance company separate accounts and qualified plans. It is conceivable that in the future it may become disadvantageous for one or more of variable life and variable annuity separate accounts, or separate accounts of other life insurance companies, and qualified plans to invest in Fund shares. Although neither we nor any of the Funds currently foresee any such disadvantage, the Board of Directors or Trustees of each Fund will monitor events to identify any material conflict among different types of owners and to determine if any action should be taken. That could possibly include the withdrawal of VAA's participation in a Fund. Material conflicts could result from such things as:

- changes in state insurance law;

- changes in federal income tax law;

- changes in the investment management of any Fund; or

- differences in voting instructions given by different types of owners.

VOTING RIGHTS

We will vote Fund shares held in VAA at Fund shareholders meetings in accordance with voting instructions received from contract owners. We will determine the number of Fund shares for which you are entitled to give instructions as described below. This determination will be within 90 days before the shareholders meeting. Proxy material and forms for giving voting instructions will be distributed to each owner. We will vote Fund shares held in VAA, for which no timely instructions are received, in proportion to the instructions that we do receive.

Until annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing your contract value in each Fund by the net asset value of a share of that Fund as of the same date. After annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing the actuarial liability for your variable annuity by the net asset value of a Fund share as of the same date. Generally, the number of votes tends to decrease as annuity payments progress.

FORM 8598

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The variable annuity contracts are sold by our insurance agents who are also registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. "ONEQ" is a wholly-owned subsidiary of ours. ONEQ is the principal underwriter of the contracts. ONEQ and the broker-dealers are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. We pay ONEQ 6.25% of each purchase payment and ONEQ then pays part of that to the broker-dealers. The broker-dealers pay their registered representatives from their own funds. Purchase payments on which nothing is paid to registered representatives may not be included in amounts on which we pay the sales compensation to ONEQ. If our surrender charge is not sufficient to recover the fee paid to ONEQ, any deficiency will be made up from our general assets. These include, among other things, any profit from the mortality and expense risk charges. ONEQ's address is One Financial Way, Montgomery, Ohio 45242.

                            DEDUCTIONS AND EXPENSES

SURRENDER CHARGE

There is no deduction from purchase payments to pay sales expense. We may assess a surrender charge if you surrender the contract or withdraw part of its value. The purpose of this charge is to defray expenses relating to the sale of the contract, including compensation to broker-dealers, cost of sales literature and prospectuses, and other expenses related to sales activity. The surrender charge is a percent of the lesser of (a) the amount you withdraw or surrender or (b) your total purchase payments minus all previous withdrawals. This percentage varies with the number of years from the date the purchase payments were made (starting with the first purchase payment) as follows:

    YEARS       PAYMENT
    -----       -------
     1st         9%
     2nd         8%
     3rd         7%
     4th         6%
     5th         5%
     6th         4%
     7th         2%
     8th         1%
9th and later    0%

During each contract year, you may withdraw not more than 10% of the contract value (as of the day of the first withdrawal made during that contract year) without a surrender charge. You may take this 10% annual free withdrawal in up to 12 installments.

CONTRACT ADMINISTRATION CHARGE

Each year on the contract anniversary (or when you surrender the contract), we will deduct a contract administration charge of $30 from the contract value. This helps to repay us for maintaining the contract. There is no contract administration charge for contracts having a value of at least $50,000. There is no charge after annuity payments begin. We guarantee not to increase the contract administration charge.

DEDUCTION FOR ADMINISTRATIVE EXPENSES

At the end of each valuation period we deduct an amount equal to 0.25% on an annual basis of the contract value. This deduction reimburses us for expenses not covered by the contract administration charge. Examples of these expenses are accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc.

FORM 8598

DEDUCTION FOR RISK UNDERTAKINGS

We guarantee that, until annuity payments begin, the contract's value will not be affected by any excess of sales and administrative expenses over the deductions for them. We also guarantee to pay a death benefit if the annuitant dies before annuity payments begin. After annuity payments begin, we guarantee that variable annuity payments will not be affected by adverse mortality experience or expenses.

For assuming these risks, when we determine the accumulation unit values and the annuity unit values for each subaccount, we make a deduction from the applicable investment results equal to 1.15% of the contract value on an annual basis. We may decrease that deduction at any time and we may increase it not more often than annually to not more than 1.15% on an annual basis. We agree that the deduction for these risk undertakings shall not be increased to more than the rate in effect at the time the contract is issued. We may discontinue this limitation on our right to increase the deduction, but only as to contracts purchased after notice of the discontinuance. The risk charge is an indivisible whole of the amount currently being deducted. However, we believe that a reasonable allocation would be 0.65% for mortality risk, and 0.50% for expense risk. We hope to realize a profit from this charge. However there will be a loss if the deduction fails to cover the actual risks involved.

There is an additional charge if you choose the optional enhanced death benefit. That charge is a percent of your contract value:

                                                                CHARGE
                                                                ------
Enhanced death benefit at Issue ages through 70                  0.15%
Enhanced death benefit at Issue ages 71 through 75               0.30%
Enhanced death benefit "Plus" at Issue ages through 70           0.30%
Enhanced death benefit "Plus" at Issue ages 71 through 75        0.60%

There is also an additional charge on each contract anniversary if you choose the optional annual stepped-up death benefit. That charge is the following percent of the optional death benefit amount:

Annual stepped-up death benefit                                  0.10%

TRANSFER FEE

We may charge a transfer fee of $10 for each transfer from one or more subaccounts to other subaccounts. The fee is charged pro rata against the subaccounts from which the transfer is made. We currently do not charge for your first 12 transfers each contract year.

DEDUCTION FOR STATE PREMIUM TAX

Most states do not presently charge a premium tax for these contracts. Where a tax applies, the rates now range from 0.5% to 3.5%. We will deduct from your contract value the amount of any applicable premium tax when it is incurred. Normally, that is when an annuity payout option begins.

FUND EXPENSES

There are deductions from, and expenses paid out of, the assets of the Funds. These are described in the Fund prospectuses.

                   DESCRIPTION OF VARIABLE ANNUITY CONTRACTS

10-DAY FREE LOOK

You may revoke the contract at any time until the end of 10 days after you receive it (or such longer period as may be required by your state law) and get a refund of the contract value (minus any extra units credited) as of the date of cancellation. To revoke, you must return the contract to us within the free look period. In Georgia, Idaho, Louisiana, Michigan, Missouri, Nebraska, Nevada, North Carolina, Oklahoma, South Carolina, Rhode Island and Utah, state law requires that the original purchase price be returned in lieu of the current contract

FORM 8598
value if you exercise your free look. Any purchase payments in these states to be allocated to variable Funds will first be allocated to the Money Market Fund until the end of the free look period.

                              ACCUMULATION PERIOD

PURCHASE PAYMENTS

Your first purchase payment must be at least $5,000 ($2,000 for IRAs). You do not have to make any more payments after that. But you may make additional purchase payments at any time of at least $500 each ($300 for payroll deduction plans). We may limit your total purchase payments to $1,500,000. If the check for your payment is dishonored, you will be liable to us for any changes in the market value between the date we receive your check and the date we are notified that the payment was dishonored. We will deduct any amount due for this reason from your contract value.

EXTRA CREDIT

We credit (from our general account) an extra amount to your contract each time you make a purchase payment. The extra credit equals 4% of each purchase payment. We allocate your extra credits pro rata to the subaccounts of VAA and to the Guaranteed Account in the same ratio as the purchase payments.

Extra credits are not part of the amount you will be paid if you use the 10-day free look option. We may not credit extra amounts on purchase payments you make within one year of a free withdrawal to the extent those purchase payments are less than the amount you withdrew. Extra credits within one year of death are not included in amounts payable for death benefits. Extra credits within one year of a stepped-up death benefit are not included in the increased death benefit amount. Extra credits within one year of your confinement are not included in amounts we pay under the Nursing Facility Confinement benefit. Extra credits within one year of your confinement remain part of your contract value, but they will not be included in amounts we pay under the Nursing Facility Confinement benefit. Extra Credits that we recover if you

  - exercise your 10-day free look option,

  - are paid a death benefit (including stepped-up death benefits), or

  - are paid a Nursing Facility Confinement benefit

will not exceed the maximum sales load that would apply to a normal surrender on that date.

We do not consider extra credits to be purchase payments or to be "investment in the contract" as described in Federal Tax Status.

ACCUMULATION UNITS

Until the annuity payout date, the contract value is measured by accumulation units. As you make each purchase payment, we credit units to the contract (see Crediting Accumulation Units). The number of units remains constant between purchase payments but their dollar value varies with the investment results of each Fund to which payments are allocated.

CREDITING ACCUMULATION UNITS

Your representative will send an order or application, together with the first purchase payment, to our home office for acceptance. Upon acceptance, we issue a contract and we credit the first purchase payment to the contract in the form of accumulation units. If all information necessary for issuing a contract and processing the purchase payment is complete, we will credit your first purchase payment within two business days after receipt. If we do not receive everything within five business days, we will return the purchase payment to you immediately unless you specifically consent to having us retain the purchase payment until the necessary information is completed. After that, we will credit the purchase payment within two business days.

You must send any additional purchase payments directly to our home office. They will then be applied to provide that number of accumulation units (for each subaccount) determined by dividing the amount of the purchase payment by the unit value next computed after we receive the payment at our home office.

FORM 8598

ALLOCATION OF PURCHASE PAYMENTS

You may allocate your purchase payments among up to 10 variable subaccounts of VAA and to the Guaranteed Account. The amount you allocate to any Fund or the Guaranteed Account must equal a whole percent. You may change your allocation of future purchase payments at any time by sending written notice to our home office.

OPTIONAL ASSET ALLOCATION MODELS

You may choose an optional asset allocation model for your contract's variable account values. If you choose this option, it must be used for all your variable account values. There is no charge for using an optional asset allocation model. You may choose a model, discontinue using a model or change from one model to another at any time by notifying us. You may not use more than one model at a time.

Asset allocation is the distribution of invested assets among several different kinds of investments (such as large cap domestic value stocks, small cap domestic growth stocks, foreign stocks, long term investment-grade bonds, intermediate term bonds, high income bonds, money market instruments, real estate securities and so on). Historically, diversification among several different kinds of asset classes has been shown to help reduce volatility over long periods of time. However, there can be no assurance that asset allocation will reduce volatility or enhance performance.

We have retained Ibbotson Associates to develop 5 asset allocation models, each comprising a combination of the contract's available Funds. Ibbotson selects the Funds for each of the 5 models in accordance with 5 risk/return profiles they have developed. The 5 models, range from Model 1 (having relatively stable investments with a lower risk/return profile) to Model 5 (having relatively aggressive investments with a higher risk/return profile).

Your registered representative or financial adviser can help you determine the model that best fits your risk tolerance, investment horizon and objectives. The variable account portion of any purchase payments you make after selecting an asset allocation model will be allocated among the Funds as specified by the model you choose.


Ibbotson may revise the models at the end of each calendar quarter in order to maintain their respective risk/return profiles. This might involve changing the mix of Funds within a model or changing the percentage of assets allocated to some or all of those Funds. In addition, at the end of each quarter, variable account values allocated within each model will be rebalanced to maintain the mix of investments in the proportions Ibbotson has established for each model. You will then receive a confirmation of the transfers made among the Funds within your contract. The transfer charge does not apply to these quarterly rebalancing transactions. The transfer charge will apply if, by changing from one model to another, you exceed the 12 free transfers allowed per year. When you change models, it counts as one transfer.


ACCUMULATION UNIT VALUE AND ACCUMULATION VALUE

We set the accumulation unit value of each subaccount of VAA at $10 when we credited the first payments for these contracts. We determine the unit value for any later valuation period by multiplying the unit value for the immediately preceding valuation period by the net investment factor (described below) for such later valuation period. We determine a contract's value by multiplying the total number of units (for each subaccount) credited to the contract by the unit value (for such subaccount) for the current valuation period.

NET INVESTMENT FACTOR

The net investment factor measures the investment results of each subaccount. The investment performance and expenses of each Fund, and the deduction of contract charges, affect daily changes in the subaccounts' accumulation unit values. The net investment factor for each subaccount for any valuation period is determined by dividing (a) by (b), then subtracting (c) from the result, where:

(a) is

     (1) the net asset value of the corresponding Fund share at the end of a valuation period, plus

FORM 8598

     (2) the per share amount of any dividends or other distributions declared for that Fund if the "ex-dividend" date occurs during the valuation period, plus or minus

     (3) a per share charge or credit for any taxes paid or reserved for the maintenance or operation of that subaccount; (No federal income taxes apply under present law.)

(b) is the net asset value of the corresponding Fund share at the end of the preceding valuation period; and

(c) is the deduction for administrative and sales expenses and risk undertakings.

SURRENDER AND WITHDRAWAL

Before annuity payments begin (and also after that in the case of annuity Option 1(e) described below) you may surrender (totally withdraw the value of) your contract, or withdraw part of the contract value (at least $300). You must make all surrender or withdrawal requests in writing delivered to us at the address on the first page of this prospectus. The surrender charge may then apply. That charge is taken from the total amount withdrawn.

Unless you specify otherwise, the withdrawal will be made pro-rata from your values in each Fund. The amount you may withdraw is the contract value less any surrender charge. In the case of a surrender, we subtract any contract administration charge. We will pay you within seven days after we receive your request. However, we may defer payment of Guaranteed Account values as described below. Surrenders and withdrawals are limited or not permitted in connection with certain retirement plans. For tax consequences of a surrender or withdrawal, see Federal Tax Status.

If you request a surrender or withdrawal which includes contract values derived from purchase payments that have not yet cleared the banking system, we may delay mailing the portion relating to such payments until your check has cleared. We require the return of the contract in the case of a surrender.

Your right to withdraw may be suspended or the date of payment postponed:

(1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission has restricted trading on the Exchange;

(2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held in a Fund is not reasonably practical, or it is not reasonably practical to determine the value of a Fund's net assets; or

(3) such other periods as the Commission may order to protect security holders.

TRANSFERS AMONG SUBACCOUNTS

You may transfer contract values from one or more Funds to one or more other Funds. You may make transfers at any time before annuity payments begin. The amount of any transfer must be at least $300 (or the entire value of the contract's interest in a Fund, if less). Not more than 20% of a contract's Guaranteed Account value (or $1,000, if greater) as of the beginning of a contract year may be transferred to variable Funds during that contract year.

We may limit the number, frequency, method or amount of transfers. We may limit transfers from any Fund on any one day to 1% of the previous day's total net assets of that Fund if we or the Fund in our discretion, believe that the Fund might otherwise be damaged. In determining which requests to honor, scheduled transfers (under a DCA program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone, facsimile and other electronic requests in the order received. We will notify you if your requested transfer is not made. Current SEC rules preclude us from processing at a later date those requests that were not made. Accordingly, you would need to submit a new transfer request in order to make a transfer that was not made because of these limitations.

FORM 8598

Certain third parties may offer you asset allocation or timing services for your contract. We may choose to honor transfer requests from these third parties if you give us a written power of attorney to do so. Fees you pay for such asset allocation or timing services are in addition to any contract charges. WE DO NOT ENDORSE, APPROVE OR RECOMMEND THESE SERVICES.

ELECTRONIC ACCESS


If you give us a pre-authorization form, your contract and unit values and interest rates can be checked and transfers may be made by telephoning us between 7:00 a.m. and 8:00 p.m. (Eastern time) on days that we are open for business, at 1-800-366-6654, #1 or by accessing our web site at www.ohionational.com. You may only make one electronic, facsimile or telephone (collectively, "electronic") transfer per day.


We will honor pre-authorized electronic transfer instructions from anyone who provides the personal identifying information requested. We will not honor electronic transfer requests after we receive notice of your death. For added security, we send the contract owner a written confirmation of all electronic transfers on the next business day. However, if we cannot complete a transfer as requested, our customer service representative will contact the owner in writing sent within 48 hours of the electronic request. YOU MAY THINK THAT YOU HAVE LIMITED THIS ACCESS TO YOURSELF, OR TO YOURSELF AND YOUR REPRESENTATIVE. HOWEVER, ANYONE GIVING US THE NECESSARY IDENTIFYING INFORMATION CAN USE ELECTRONIC ACCESS ONCE YOU AUTHORIZE IT.

We reserve the right to limit or restrict electronic access in any form at any time as to any contract owner.

SCHEDULED TRANSFERS (DOLLAR COST AVERAGING)

We administer a scheduled transfer ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount of at least $300 each time. At least 12 DCA transfers must be scheduled, but we may permit fewer under some special DCA programs. The transfers may be from any variable Funds to any other variable Funds. Transfers may be made from the Guaranteed Account to any other Funds if the DCA program is established at the time the contract is issued, and the DCA program is scheduled to begin within 6 months of the time you make purchase payments from which DCA transfers will be made. A DCA program from the Guaranteed Account may not exceed 2 years. For transfers from variable Funds, the DCA program may not exceed 5 years. There is no transfer fee for DCA transfers. DCA transfers do not count against the 12 free transfers you are allowed each contract year. We may discontinue the DCA program at any time. You may also discontinue further DCA transfers by giving us written notice at least 7 business days before the next scheduled transfer.

DCA generally has the effect of reducing the risk of purchasing at the top, and selling at the bottom, of market cycles. DCA transfers from the Guaranteed Account or from a Fund with a stabilized net asset value, such as the Money Market Fund, will generally reduce the average total cost of indirectly purchasing Fund shares because greater numbers of shares will be purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. Moreover, for transfers from a variable Fund, DCA has the effect of reducing the average price of the shares being redeemed.

PORTFOLIO REBALANCING

You may have us automatically transfer amounts on a quarterly, semi-annual or annual basis to maintain a specified percentage (whole percentages only) of contract value in each of two or more designated Funds. The purpose of a portfolio rebalancing strategy is to maintain, over time, your desired allocation percentage in the designated Funds having differing investment performance. Portfolio rebalancing will not necessarily enhance future performance or protect against future losses.

The transfer charge does not apply to portfolio rebalancing transactions. These transactions do not count against the 12 free transfers you are allowed each contract year. You may not have portfolio rebalancing for any Funds that are part of a DCA program.

FORM 8598

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

OPTIONAL GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")


In those states where permitted, you may choose the GMAB rider. If you continue the GMAB until the end of its 10-year term and do not make any withdrawals, we guarantee that your variable account balance will not be less than it was at the beginning of the 10-year term. On the last day of that term we will add an amount to your variable account balance if, on that day, the variable account balance is then less than it was on the first day of the rider's term (reduced pro rata for any withdrawals you made). The amount we will then add is the difference between the variable account balance at the beginning of the 10-year term (minus withdrawals during the 10-year term), including the 4% extra credit, and the variable account balance at the end of the term.



You may choose the GMAB rider when you apply for the contract if the annuitant is not then over age 75. GMAB cannot be added after the contract is issued. If you choose GMAB, you must use an asset allocation model (see Optional Asset Allocation Model) during the entire 10-year term of the GMAB rider. You may change asset allocation models at any time. GMAB applies only to the variable account values held in one of those models. If you stop using the models, the GMAB rider will be cancelled automatically. You may cancel the GMAB rider at any time by notifying us. You may continue using an asset allocation model after the GMAB rider ends.



The charge for the GMAB rider is made on each contract anniversary at the rate of 0.20% of your variable account balance as of the beginning of the 10-year term (reduced pro rata for withdrawals). This charge will discontinue if the GMAB rider is cancelled. The charge will not be increased on any GMAB rider after it is issued.



At the end of the 10-year term, you may buy another GMAB 10-year term unless the annuitant is then over age 75. The variable account balance to be guaranteed under the new GMAB 10-year term will be your balance as of the end of the first rider's 10-year term, including any amount we then add pursuant to the first GMAB 10-year term.


NURSING FACILITY CONFINEMENT

We will not assess a surrender charge if the annuitant is confined to a state licensed or legally operated in-patient nursing home facility for at least 30 consecutive days. Extra units credited within one year before your confinement are not included in amounts we will pay under this benefit. This waiver of the surrender charge may not be available in all states. It only applies when:


- the confinement begins after the first contract anniversary and before annuity payments begin



- the contract was issued before the annuitant's 80th birthday and


- we receive the request for withdrawal, together with proof of the confinement, at our home office while the annuitant is confined or within 90 days after discharge from the facility.

OPTIONAL DEATH BENEFIT

In those states where permitted, you may choose an optional death benefit to be paid to your designated beneficiary if the annuitant (and any contingent annuitant) dies before annuity payments begin. The amount of the death benefit will be determined as of the date we receive proof of the annuitant's death and satisfactory instructions from the beneficiary for disposition of the contract. It will be paid to the beneficiary in a single sum unless you elect settlement under one or more of the settlement options. We do not now charge for this death benefit. However, we may charge an annual premium up to 0.25% of the death benefit amount for contracts issued in the future. In lieu of the death benefit, the beneficiary may surrender the contract, without incurring a surrender charge, anytime within 60 days after the annuitant's death. If the contract value as of the date we receive satisfactory instructions and proof of death is less than the death benefit, we will add an amount equal to that difference to the Money Market subaccount.

FORM 8598

This death benefit will be the greatest of:

- the contract value (minus any extra units credited within one year of death);
  or

- net purchase payments; or

- the stepped-up death benefit amount if the contract has been in effect for at least 8 years (or 1 year if you chose the annual stepped-up death benefit); or

- the optional enhanced death benefit ("GEB"), plus the greatest of the other options you choose, if you chose that option.

Net purchase payments means your total purchase payments minus a pro rata adjustment for any amounts you have withdrawn from the contract based on the percentage reduction to the contract value that resulted from the withdrawal.

For the 8-year period beginning on the eighth contract anniversary, the stepped-up death benefit will be the greater of (i) the contract value (minus any extra units credited during the preceding year) as of the eighth anniversary or (ii) the net of purchase payments less withdrawals made on or before the eighth anniversary. At the beginning of each later 8-year period (until the annuitant attains age 90), the stepped up death benefit will be the greater of
(i) the contract value (minus any extra units credited during the preceding year) on that date or (ii) the death benefit as of the last day of the preceding 8-year period. The stepped-up death benefit amount is increased by purchase payments and decreased by withdrawals made during each 8-year period after the eighth anniversary.

In those states where permitted, you may choose an optional annual stepped-up death benefit at the time the contract is issued. With that option, the death benefit will be increased in the manner indicated in the preceding paragraph, until the annuitant attains age 80, on each contract anniversary on which the contract value (minus any extra units credited during the preceding year) exceeds the death benefit for the previous year. There is an additional annual charge (presently at an annual rate of 0.10% of the optional death benefit amount, which rate may be increased to no more than 0.25% on contracts issued in the future) for this optional benefit. Any increase in this charge will not apply to contracts issued before the increase occurs.

In those states where permitted, you may choose the GEB at the time the contract is issued. This benefit will never exceed $1,000,000. With the GEB option, the following amount will be added to any other amount payable upon the annuitant's death:

- 25% of the lesser of (a) two times net purchase payments or (b) the contract value on the date of death minus net purchase payments; or

- 40% of the lesser of (a) two and a half times net purchase payments, or (b) the contract value on the date of death minus net purchase payments. This is the GEB "Plus."


For the regular GEB option, there is an additional annual charge of 0.15% of the variable contract value (or 0.30% if you are age 71 to 75 when your contract is issued). If you choose the GEB "Plus," the charge is 0.30% (or 0.60% for issue ages 71 to 75). After the contract has been in effect for 6 months, any purchase payments made within 6 months before the date of death will not be included for calculating the amount of this benefit. You may choose GEB in addition to one of the other death benefit options.


The beneficiary for any death proceeds may choose to continue the contract for up to 5 years. If the beneficiary is the deceased annuitant's spouse, he or she may continue the contract as the new owner and annuitant, and the 5-year limit will not apply. The value of the continued contract, as of the date the death benefit was payable, will equal the amount of the death benefit.

FORM 8598

GUARANTEED ACCOUNT

The Guaranteed Account guarantees a fixed return for a specified period of time and guarantees the principal against loss. The Guaranteed Account is not registered as an investment company. Interests in it are not subject to the provisions or restrictions of federal securities laws. The staff of the Securities and Exchange Commission has not reviewed disclosures regarding it.


The Guaranteed Account consists of all of our general assets other than those allocated to a separate account. If the Guaranteed Account is available on your contract, you may allocate purchase payments and contract values between the Guaranteed Account and the Funds. There might be periods when we will not make the Guaranteed Account available on new contracts.


We invest our general assets in our discretion as allowed by Ohio law. We allocate the investment income from our general assets to those contracts having guaranteed values.

The amount of investment income allocated to the contracts varies from year to year in our sole discretion. However, we guarantee that we will credit interest at a rate of not less than 3% per year (or such lower rate as may be permitted by applicable state law), compounded annually, to contract values allocated to the Guaranteed Account. We may credit interest at a rate in excess of 3%, but any such excess interest credit will be in our sole discretion.

We guarantee that, before annuity payments begin, the guaranteed value of a contract will never be less than:

- the amount of purchase payments allocated to, and transfers into, the Guaranteed Account, plus

- interest credited at the rate of 3% per year (or such other rate that will be indicated in the contract) compounded annually, plus

- any additional excess interest we may credit to guaranteed values, minus

- any withdrawals, loans and transfers from the guaranteed values, minus

- any surrender charge on withdrawals, loan interest, state premium taxes, transfer fees, and the portion of the $30 annual contract administration charge allocable to the Guaranteed Account.

No deductions are made from the Guaranteed Account for administrative expenses or risk undertakings.

Other than pursuant to a DCA (scheduled transfer) or portfolio rebalancing program, we may restrict transfers of your Guaranteed Account value during a contract year to not more than 20% of that value as of the beginning of a contract year (or $1,000, if greater). As provided by state law, we may defer the payment of amounts to be withdrawn from the Guaranteed Account for up to six months from the date we receive your written request for withdrawal.

OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

We and our affiliated companies offer a credit on the purchase of contracts by any of our employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit counts as additional income under the contract. The amount of the credit equals 2.35% of all purchase payments made in the first contract year and 4.1% of purchase payments made in the second through sixth contract years. We credit the Guaranteed Account in these amounts at the time the eligible person makes each payment. If an employee exercises his or her free look right, the full amount of the credit will be deducted when we pay the free look proceeds.

FORM 8598

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

                                 ANNUITY PERIOD

ANNUITY PAYOUT DATE

Annuity payments begin on the annuity payout date. You may select this date when the contract is issued. It must be at least 30 days after the contract date. You may change it from time to time so long as it is the first day of any month at least 30 days after the date of such change. The contract restricts the annuity payout date to not later than the first of the month following the annuitant's 90th birthday. This restriction may be modified by applicable state law or we may agree to waive it.


The contracts include our guarantee that we will pay annuity payments for the lifetime of the annuitant (and any joint annuitant) in accordance with the contract's annuity rates, no matter how long you live.



Once annuity payments begin, you may not surrender the contract for cash except that, upon the death of the annuitant, the beneficiary may surrender the contract for the commuted value of any remaining period-certain payments.


ANNUITY OPTIONS

You may elect one or more of the following annuity options. You may change the election anytime before the annuity payout date.


Option 1(a):  Life Annuity with installment payments for the lifetime of the annuitant. (The contract has no more value after the annuitant's death).
Option 1(b):  Life Annuity with installment payments guaranteed for five years and then continuing during the remaining lifetime of the annuitant.
Option 1(c):  Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant.
Option 1(d):  Installment Refund Life Annuity with payments guaranteed for a period certain and then continuing during the remaining lifetime of the annuitant. The number of period-certain payments is equal to the amount applied under this option divided by the amount of the first payment.
Option 2(a):  Joint & Survivor Life Annuity with installment payments during the lifetime of the annuitant and then continuing during the lifetime of a contingent annuitant. (The contract has no more value after the second annuitant's death.)
Option 2(b):  Joint & Survivor Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant or a contingent annuitant.


We may agree to other settlement options.

Unless you direct otherwise, we will apply the contract value as of the annuity payout date to provide annuity payments pro-rata from each Fund in the same proportion as the contract values immediately before the annuity payout date.

If no election is in effect on the annuity payout date, we will apply contract value under Option 1(c) with the beneficiary as payee for any remaining period-certain installments payable after the death of the annuitant. The Pension Reform Act of 1974 might require certain contracts to provide a Joint and Survivor Annuity. If the contingent annuitant is not related to the annuitant, Options 2(a) and 2(b) are available only if we agree.


DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT


To determine the first variable annuity payment we apply the contract value for each Fund in accordance with the contract's settlement option tables. The rates in those tables depend upon the annuitant's (and any contingent annuitant's) age and sex and the option selected. The annuitant's sex is not a factor in contracts issued to plans sponsored by employers subject to Title VII of the Civil Rights Act of 1964 or similar state statutes. We determine the value to be applied at the end of a valuation period (selected by us and uniformly applied) not more than 10 valuation periods before the annuity payout date.

FORM 8598

If the amount that would be applied under an option is less than $5,000, we will pay the contract value to the annuitant in a single sum. If the first periodic payment under any option would be less than $25, we may change the frequency of payments so that the first payment is at least $25.

ANNUITY UNITS AND VARIABLE PAYMENTS

After your first annuity payment, later variable annuity payments will vary to reflect the investment performance of your Funds. The amount of each payment depends on the number of your annuity units. To determine the number of annuity units for each Fund, divide the dollar amount of the first annuity payment from each Fund by the value of that Fund's annuity unit. This number of annuity units remains constant during the annuity payment period unless you transfer among Funds.

The annuity unit value for each Fund was set at $10 for the valuation period when the first variable annuity was calculated for these contracts. The annuity unit value for each later valuation period equals the annuity unit value for the immediately preceding valuation period multiplied by the net investment factor for such later valuation period and by a factor (0.999919 for a one-day valuation period) to neutralize the 3% assumed interest rate discussed below.

The dollar amount of each later variable annuity payment equals your constant number of annuity units for each Fund multiplied by the value of the annuity unit for the valuation period.

The annuity rate tables contained in the contracts are based on the 1983(a) Mortality Table Projected to 1996 under Scale G with compound interest at the effective rate of 3% per year. A higher interest assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments if annuity unit values were increasing (or a more rapidly falling series of subsequent annuity payments if annuity unit values were decreasing). A lower interest assumption would have the opposite effect. If the actual net investment rate were equal to the assumed interest rate, annuity payments would stay level.

TRANSFERS DURING ANNUITY PAYOUT

After annuity payments have been made for at least 12 months, the annuitant can, once each calendar quarter, change the Funds on which variable annuity payments are based. There is no transfer fee during annuity payout. Transfers may not be made between guaranteed and variable accounts during annuity payout. On at least 30 days written notice to our home office we will change that portion of the periodic variable annuity payment as you direct to reflect the investment results of different Funds. The annuity payment immediately after a change will be the amount that would have been paid without the change. Later payments will reflect the new mix of Funds.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT ("GMIB")


You may add a GMIB rider to your contract either at the time the contract is issued or on any contract anniversary. GMIB guarantees minimum lifetime fixed income in monthly annuity payments. The amount of these payments is determined by applying the "guaranteed income base" to the annuity tables in the GMIB rider. The guaranteed income base is the greater of (a) your total purchase payments, from the time the GMIB rider is issued until the GMIB payments begin, accumulated at an annual rate of 6% or (b) your highest total contract value as of any contract anniversary before the annuitant attains age 80. The guaranteed income base is reduced proportionately for any withdrawals. If the annuitant is age 76 to 80 when GMIB is purchased, the guaranteed annual rate is 4% instead of 6%. You may not purchase GMIB after the annuitant is age 80.


If the amount of annuity payments under the contract would be greater than the amount of payments under the GMIB rider, we will pay the larger amounts.

If you choose GMIB, there is an annual charge, at the end of each contract year, of 0.45% of the guaranteed income base as of each contract anniversary. The charge for GMIB ends when you begin to receive annuity or GMIB payments. If you choose GMIB, you cannot later discontinue it. The annual charge for GMIB will continue even if the underlying Funds' investment performance surpasses the GMIB guarantees.

FORM 8598

You may not begin to receive GMIB payments until the GMIB rider has been in effect for at least 10 years. If you choose to receive annuity payments as provided in the contract instead of receiving GMIB payments, your GMIB rider will then be of no further value to you. You may elect to receive GMIB payments within 30 days after the rider's 10th anniversary or within 30 days after any later anniversary before the annuitant is age 85. If the annuitant is age 75 to 80 when you purchase GMIB, your GMIB payments must begin on the rider's 10th anniversary.


The guaranteed income base is used solely for the purpose of calculating GMIB payments. It does not provide a contract value or guarantee performance of any investment option. The level of lifetime income guaranteed by GMIB may be less than the income that our current annuity factors would provide because (a) GMIB payments assume a lower interest rate (2.5% instead of 3%) and (b) GMIB payments are based on an assumption that you will live longer than the mortality assumed in our currently-offered annuities.



Tax qualified retirement plans and Individual Retirement Annuities have minimum distribution requirements. Participants may be required to begin receiving payments from a tax qualified contract before the rider's 10th anniversary. See "Federal Tax Status" and "Appendix A -- IRA Disclosure Statement." You could be subject to tax penalties if you do not begin receiving GMIB payments until after your required minimum distribution beginning date. Please consult your tax advisor to determine if GMIB is appropriate for you.


                           OTHER CONTRACT PROVISIONS

ASSIGNMENT

Amounts payable in settlement of a contract may not be commuted, anticipated, assigned or otherwise encumbered, or pledged as loan collateral to anyone other than us. To the extent permitted by law, such amounts are not subject to any legal process to pay any claims against an annuitant before annuity payments begin. The owner of a tax-qualified contract may not, but the owner of a non-tax-qualified contract may, collaterally assign the contract before the annuity payout date. Ownership of a tax-qualified contract may not be transferred except to:

- the annuitant,

- a trustee or successor trustee of a pension or profit-sharing trust which is qualified under Section 401 of the Code,

- the employer of the annuitant provided that the contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the annuitant, or

- as otherwise permitted by laws and regulations governing plans for which the contract may be issued.


REPORTS AND CONFIRMATIONS


Before the annuity payout date, we will send you quarterly statements showing the number of units credited to the contract by Fund and the value of each unit as of the end of the last quarter. In addition, as long as the contract remains in effect, we will forward any periodic Fund reports.

We will send you a written confirmation of your purchase payments, transfers and withdrawals. For regularly recurring transactions, such as dollar cost averaging and payroll deduction programs, we may confirm the transactions in a quarterly report. Review your statements and confirmations to verify their accuracy. You must report any error or inaccuracy to us within 30 days. Otherwise, we are not responsible for losses due to the error or inaccuracy.


SUBSTITUTION FOR FUND SHARES


If investment in a Fund is no longer possible or we believe it is inappropriate to the purposes of the contract, we may substitute one or more other funds. Substitution may be made as to both existing investments and the investment of future purchase payments. However, no substitution will be made until we receive any necessary approval of the Securities and Exchange Commission. We may also add other Funds as eligible investments of VAA.

FORM 8598

CONTRACT OWNER INQUIRIES

Direct any questions to Ohio National Life, Variable Annuity Administration, P.O. Box 2669, Cincinnati, Ohio 45201; telephone 1-800-366-6654 (8:30 a.m. to
4:30 p.m., Eastern time).

PERFORMANCE DATA

We may advertise performance data for the various Funds showing the percentage change in unit values based on the performance of the applicable Fund over a period of time (usually a calendar year). We determine the percentage change by dividing the increase (or decrease) in value for the unit by the unit value at the beginning of the period. This percent reflects the deduction of any asset-based contract charge but does not reflect the deduction of any applicable contract administration charge or surrender charge. The deduction of a contract administration charge or surrender charge would reduce any percentage increase or make greater any percentage decrease.

Advertising may also include average annual total return figures calculated as shown in the Statement of Additional Information. The average annual total return figures reflect the deduction of applicable contract administration charges and surrender charges as well as applicable asset-based charges.

We may also distribute sales literature comparing separate account performance to the Consumer Price Index or to such established market indexes as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, IBC's Money Fund Reports, Lehman Brothers Bond Indices, the Morgan Stanley Europe Australia Far East Index, Morgan Stanley World Index, Russell 2000 Index, or other variable annuity separate accounts or mutual funds with investment objectives similar to those of the Funds.

                               FEDERAL TAX STATUS

The following discussion of federal income tax treatment of amounts received under a variable annuity contract does not cover all situations or issues. It is not intended as tax advice. Consult a qualified tax adviser to apply the law to your circumstances. Tax laws can change, even for contracts that have already been issued. Tax law revisions, with unfavorable consequences, could have retroactive effect on previously issued contracts or on later voluntary transactions in previously issued contracts.

We are taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the "Code"). Since the operations of VAA are a part of, and are taxed with, our operations, VAA is not separately taxed as a "regulated investment company" under Subchapter M of the Code.

As to tax-qualified contracts, the law does not now provide for payment of federal income tax on dividend income or capital gains distributions from Fund shares held in VAA or upon capital gains realized by VAA on redemption of Fund shares. When a non-tax-qualified contract is issued in connection with a deferred compensation plan or arrangement, all rights, discretions and powers relative to the contract are vested in the employer and you must look only to your employer for the payment of deferred compensation benefits. Generally, in that case, an annuitant will have no "investment in the contract" and amounts received by you from your employer under a deferred compensation arrangement will be taxable in full as ordinary income in the years you receive the payments.

The income and gains within an annuity contract are generally tax deferred. Within a tax-qualified plan, the plan itself provides tax deferral. Therefore, the tax-deferred treatment otherwise available to an annuity contract is not a factor to consider when purchasing an annuity within a tax-qualified plan or arrangement.

The contracts are considered annuity contracts under Section 72 of the Code, which generally provides for taxation of annuities. Under existing provisions of the Code, any increase in the contract value is not taxable to you as the owner or annuitant until you receive it, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution. The owner of a non-tax qualified contract must be a natural person for this purpose. With certain exceptions, where the owner of a non-tax qualified contract is a non-natural

FORM 8598
person (corporation, partnership or trust) any increase in the accumulation value of the contract attributable to purchase payments made after February 28, 1986 will be treated as ordinary income received or accrued by the contract owner during the current tax year.

When annuity payments begin, each payment is taxable under Section 72 of the Code as ordinary income in the year of receipt if you have neither paid any portion of the purchase payments nor previously been taxed on any portion of the purchase payments. If any portion of the purchase payments has been paid from or included in your taxable income, this aggregate amount will be considered your "investment in the contract." You will be entitled to exclude from your taxable income a portion of each annuity payment equal to your "investment in the contract" divided by the period of expected annuity payments, determined by your life expectancy and the form of annuity benefit. Once you recover your "investment in the contract," all further annuity payments will be included in your taxable income.

If you elect to receive the accumulated value in a single sum in lieu of annuity payments, any amount you receive or withdraw in excess of the "investment in the contract" is normally taxable as ordinary income in the year received. A withdrawal of contract values is taxable as income to the extent that the accumulated value of the contract immediately before the payment exceeds the "investment in the contract." A withdrawal is treated as a distribution of earnings first and only second as a recovery of your "investment in the contract." Any part of the value of the contract that you assign or pledge to secure a loan will be taxed as if it had been a withdrawal and may be subject to a penalty tax.

There is a penalty tax equal to 10% of any amount that must be included in gross income for tax purposes. The penalty will not apply to a redemption that is:

- received on or after the taxpayer reaches age 59 1/2;

- made to a beneficiary on or after the death of the annuitant;

- attributable to the taxpayer's becoming disabled;

- made as a series of substantially equal periodic payments for the life of the annuitant (or joint lives of the annuitant and beneficiary);

- from a contract that is a qualified funding asset for purposes of a structured settlement;

- made under an annuity contract that is purchased with a single premium and with an annuity payout date not later than a year from the purchase of the annuity;

- incident to divorce, or

- taken from an IRA for a qualified first-time home purchase (up to $10,000) or qualified education expenses.

Any taxable amount you withdraw from a tax-qualified annuity contract is automatically subject to 10% withholding (20% for a non-tax-qualified contract) unless you elect not to have withholding apply. If you elect not to have withholding apply to an early withdrawal or if an insufficient amount is withheld, you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are not sufficient. If you fail to provide your taxpayer identification number, any payments under the contract will automatically be subject to withholding.

TAX-DEFERRED ANNUITIES

Under the provisions of Section 403(b) of the Code, employees may exclude from their gross income purchase payments made for annuity contracts purchased for them by public educational institutions and certain tax-exempt organizations which are described in Section 501(c)(3) of the Code. You may make this exclusion to the extent that the aggregate purchase payments plus any other amounts contributed to purchase the contract and toward benefits under qualified retirement plans do not exceed certain limits in the Code. Employee contributions are, however, subject to social security (FICA) tax withholding. All amounts you receive under a contract, either in the form of annuity payments or cash withdrawal, will be taxed under Section 72 of the Code as ordinary income for the year received, except for exclusion of any amounts representing "investment in the contract."

FORM 8598

Under certain circumstances, amounts you receive may be used to make a "tax-free rollover" into one of the types of individual retirement arrangements permitted under the Code. Amounts you receive that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless you directly roll over such amounts from the tax-deferred annuity to the individual retirement arrangement.

With respect to earnings accrued and purchase payments made after December 31, 1988, for a salary reduction agreement under Section 403(b) of the Code, distributions may be paid only when the employee:

- attains age 59 1/2,

- separates from the employer's service,

- dies,

- becomes disabled as defined in the Code, or

- incurs a financial hardship as defined in the Code.

In the case of hardship, cash distributions may not exceed the amount of your purchase payments. These restrictions do not affect your right to transfer investments among the Funds and do not limit the availability of transfers between tax-deferred annuities.

QUALIFIED PENSION OR PROFIT-SHARING PLANS

Under present law, purchase payments made by an employer or trustee, for a plan or trust qualified under Section 401(a) or 403(a) of the Code, are generally excludable from the employee's gross income. Any purchase payments made by the employee, or which are considered taxable income to the employee in the year such payments are made, constitute an "investment in the contract" under Section 72 of the Code for the employee's annuity benefits. Salary reduction payments to a profit sharing plan qualifying under Section 401(k) of the Code are generally excludable from the employee's gross income up to certain limits in the Code.

The Code requires plans to prohibit any distribution to a plan participant prior to age 59 1/2, except in the event of death, total disability or separation from service (special rules apply for plan terminations). Distributions generally must begin no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Premature distribution of benefits or contributions in excess of those permitted by the Code may result in certain penalties under the Code. Special tax treatment, including capital gain treatment and 5-year forward averaging, may be available to those born before 1936. If you receive such a distribution you may be able to make a "tax-free rollover" of the distribution less your "investment in the contract" into another qualified plan in which you are a participant or into one of the types of individual retirement arrangements permitted under the Code. Your surviving spouse receiving such a distribution may be able to make a tax-free rollover to one of the types of individual retirement arrangements permitted under the Code. Amounts received that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement.

WITHHOLDING ON DISTRIBUTION

Distributions from tax-deferred annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless such amounts are directly rolled over to an individual retirement arrangement or another qualified plan. Federal income tax withholding is required on annuity payments. However, recipients of annuity payments are allowed to elect not to have the tax withheld. This election may be revoked at any time and withholding would begin after that. If you do not give us your taxpayer identification number any payments under the contract will automatically be subject to withholding.

INDIVIDUAL RETIREMENT ANNUITIES (IRAs)

See IRA Disclosure Statement (Appendix A), following.

FORM 8598

APPENDIX A

                            IRA DISCLOSURE STATEMENT

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEPP-IRA) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision write or call our administrative office at the address shown below:

The Ohio National Life Insurance Company
Variable Annuity Administration
P. O. Box 2669
Cincinnati, Ohio 45201
Telephone: 1-800-366-6654 -- 8:30 a.m. - 4:30 p.m. (Eastern time zone)

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to a traditional IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have Adjusted Gross Income which does not exceed the "applicable dollar limit". For a single taxpayer, the applicable dollar limitation is $30,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $30,000-$40,000. For married couples filing jointly, the applicable dollar limitation is $50,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $50,000-$60,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $40,000 for individuals and $60,000 for married couples filing jointly. IRA contributions must be made by no later than the time you file your income tax return for that year.

Contributions made by your employer to your SEPP-IRA are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEPP-IRA will be entitled to elect to have their employer make contributions to their SEPP-IRA on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEPP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEPP-IRA are subject to an inflation-adjusted limit which is $11,000 for 2002. Salary-reduction SEPP-IRAs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SEPP-IRA and if the employer has 25 or fewer employees at all times during the preceding year. New salary-reduction SEPPs may no longer be established.

The IRA maximum annual contribution and the associated tax deduction is limited to the lesser of: (1) $3,000 in 2003 (increasing to $4,000 in 2005 and $5,000 in 2008) or (2) 100% of your earned compensation. Those age 50 or older may make an additional IRA contribution of $500 per year until 2005, and $1,000 per year in 2006 and later. Contributions in excess of the deduction limits may be subject to penalty. See below.

FORM 8598

Under a SEPP-IRA agreement, the maximum annual contribution which your employer may make on your behalf to a SEPP-IRA contract which is excludable from your income is the lesser of 25% of your salary or $40,000. An employee who is a participant in a SEPP-IRA agreement may make after-tax contributions to the SEPP-IRA contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above. We have asked the Internal Revenue Service to review the format of your SEPP-IRA and to issue an opinion letter to us stating that it qualifies as a prototype SEPP-IRA.

The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $3,000 or (2) 100% of taxable alimony. (See scheduled increases above.)

If you or your employer should contribute more than the maximum contribution amount to your IRA or SEPP-IRA, the excess amount will be considered an "excess contribution". You may withdraw an excess contribution from your IRA (or SEPP-IRA) before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions for penalties imposed on withdrawal when the contribution exceeds $3,000).

An individual retirement annuity must be an annuity contract. In our opinion, the optional additional death benefits available under the contract are part of the annuity contract. There is a risk, however, that the Internal Revenue Service would take the position that one or more of the optional additional death benefits are not part of the annuity contract. In such a case, the charges for the optional additional death benefits would be considered distributions from the IRA and would be subject to tax, including penalty taxes. The charges for the optional additional death benefits would not be deductible. It is possible that the IRS could determine that optional death proceeds in excess of the greater of the contract value or net purchase payments are taxable to your beneficiary. Should the IRS so rule, we may have to tax report such excess death benefits as taxable income to your beneficiary. If the IRS were to take such a position, we would take all reasonable steps to avoid this result, including the right to amend the contract, with appropriate notice to you.

The contracts are not eligible for use in Puerto Rico IRAs.

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $6,000 each may be made to the two IRAs if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRA's; (ii) $6,000; or (iii) 100% of your combined gross income.

Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions". If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

FORM 8598

ROLLOVER CONTRIBUTION

Once every year, you may move any portion of the value of your IRA (or SEPP-IRA) to another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You are not allowed a tax-deduction for the amount of any rollover contribution.

A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as the IRA assets are not mixed with assets that did not originate in a qualified plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

PREMATURE DISTRIBUTIONS

At no time can an interest in your IRA (or SEPP-IRA) be forfeited. The federal tax law does not permit you to use your IRA (or SEPP-IRA) as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA (or SEPP-IRA) to anyone. Use of an IRA (or SEPP-IRA) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% penalty tax if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA (or SEPP-IRA) without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may withdraw part of the value of your IRA (or SEPP-IRA). If a withdrawal does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

DISTRIBUTION AT RETIREMENT

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEPP-IRA) regardless of when you actually retire. You may elect to receive the distribution in either one sum or under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them unless nondeductible contributions were made to the IRA. In that case, only earnings will be income.

INADEQUATE DISTRIBUTIONS -- 50% TAX

Your IRA or SEPP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse). If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

FORM 8598

DEATH BENEFITS

If you, (or your surviving spouse) die before starting required minimum distributions or receiving the entire value of your IRA (or SEPP-IRA), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum within 5 years of death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning within one year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, the entire amount must be distributed over a period of time not exceeding your beneficiary's life expectancy. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $100,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained by an individual is generally the same as the contribution limits for traditional IRAs (the limit is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a non-Roth IRA. Contributions to a Roth IRA are not deductible.

For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a non-Roth IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. If such a rollover, transfer or conversion occurred before 1999, the portion of the amount includable in gross income must be included in income ratably over the next four years beginning with the year in which the transaction occurred. Provided a rollover contribution meets the requirements for IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A NON-ROTH IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

"Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.

Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner's death subject to certain exceptions.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE)

An employer may sponsor a plan allowing for employee salary deferral contributions with an additional employer contribution. SIMPLE plans may operate as a 401(k) or an IRA. Limits for employee contributions to a SIMPLE are $8,000 in 2003 (increasing $1,000 per year to $10,000 in 2005). Employees age 50 and older may contribute an additional $1,000 in 2003 (increasing $500 per year to an additional $2,500 in 2006). Distributions from a

FORM 8598

SIMPLE are subject to restrictions similar to distributions from a traditional IRA. Additional terms of your SIMPLE are in a summary plan description distributed by your employer.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

                    ILLUSTRATION OF IRA FIXED ACCUMULATIONS


                          AGE 60                         AGE 65                         AGE 70
                        GUARANTEED                     GUARANTEED                     GUARANTEED
                     SURRENDER VALUE                SURRENDER VALUE                SURRENDER VALUE
               ----------------------------   ----------------------------   ----------------------------
                                  $2,000                         $2,000                         $2,000
                  $1,000         ONE TIME        $1,000         ONE TIME        $1,000         ONE TIME
   CONTRACT       ANNUAL         LUMP SUM        ANNUAL         LUMP SUM        ANNUAL         LUMP SUM
  ANNIVERSARY  CONTRIBUTIONS   CONTRIBUTION   CONTRIBUTIONS   CONTRIBUTION   CONTRIBUTIONS   CONTRIBUTION
  -----------  -------------   ------------   -------------   ------------   -------------   ------------
       1        $    960.57     $1,951.41      $    960.57     $1,951.41      $    960.57     $1,951.41
       2           1,960.55      2,033.18         1,960.55      2,033.18         1,960.55      2,033.18
       3           3,000.77      2,116.73         3,000.77      2,116.73         3,000.77      2,116.73
       4           4,082.13      2,202.13         4,082.13      2,202.13         4,082.13      2,202.13
       5           5,205.51      2,289.41         5,205.51      2,289.41         5,205.51      2,289.41
       6           6,371.85      2,378.65         6,371.85      2,378.65         6,371.85      2,378.65
       7           7,584.11      2,487.36         7,584.11      2,487.36         7,584.11      2,487.36
       8           8,847.96      2,580.58         8,847.96      2,580.58         8,847.96      2,580.58
       9          10,158.24      2,675.93        10,158.24      2,675.93        10,158.24      2,675.93
      10          11,516.19      2,756.20        11,516.19      2,756.20        11,516.19      2,756.20
      15          18,945.19      3,195.19        18,945.19      3,195.19        18,945.19      3,195.19
      20          27,557.43      3,704.11        27,557.43      3,704.11        27,557.43      3,704.11
      25          37,541.39      4,294.07        37,541.39      4,294.07        37,541.39      4,294.07
      30          49,115.52      4,978.01        49,115.52      4,978.01        49,115.52      4,978.01
      35          62,692.39      5,770.88        62,692.39      5,770.88        62,692.39      5,770.88
      40          78,431.71      6,690.03        78,431.71      6,690.03        78,431.71      6,690.03
      45          94,673.35      7,755.58        94,673.35      7,755.58        94,673.35      7,755.58
      50         110,032.18      8,990.84       110,032.18      8,990.84       110,032.18      8,990.84
      55         127,569.05     10,422.85       127,569.05     10,422.85       127,569.05     10,422.85
      60         147,887.49     12,082.93       147,887.49     12,082.93       147,887.49     12,082.93
      65                N/A           N/A       171,442.13     14,007.43       171,442.13     14,007.43
      70                N/A           N/A              N/A           N/A       200,922.95     16,238.45


- Guaranteed Interest Rate: 3.00% is applicable to each contract anniversary.

- The Surrender Value is the Accumulation Values less the Contingent Deferred Sales Charge.



        STATEMENT OF ADDITIONAL INFORMATION CONTENTS
Custodian
Independent Certified Public Accountants
Underwriter
Calculation of Money Market Yield
Total Return
Loans under Tax-sheltered Annuities
Financial Statements


FORM 8598